UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             December 31, 2001


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

           Delaware                  1-10105                     51-0310173
(State or Other Jurisdiction of    (Commission                (I.R.S. Employer
Incorporation or Organization)    File Number)            Identification Number)

 One Rollins Plaza, Wilmington, Delaware                    19803
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

     Effective as of December 31, 2001, the following Directors of the Company tendered their resignations as Directors of the Company and, where applicable, as directors or officers of any of the Company's subsidiaries:

                  John W. Rollins, Jr.
                  Henry B. Tippie
                  William L. Medford, Jr.
                  William B. Philipbar, Jr.

     The resignations of Messrs. Rollins, Tippie, Medford and Philipbar were not occasioned by any disagreement with the Company on any matter relating to the Company's operations, policies or practices.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MATLACK SYSTEMS, INC.


Dated:   January 2, 2002                   By: /s/ Stephen E. Judge
                                               ----------------------------
                                               Stephen E. Judge
                                               Chief Reorganization Officer